Exhibit 10.25.20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT AND AMENDMENT NO. 19

TO

CAPACITY PURCHASE AGREEMENT

This Supplemental Agreement and Amendment No. 19 to Capacity Purchase Agreement (this “Amendment”) is dated as of July 7, 2025 (the “Amendment No. 19 Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airways Inc. (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018, American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 28, 2018, American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 23, 2019, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, December 16, 2019, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor (“Amendment No. 9”);

WHEREAS, April 8, 2020, American entered into that certain Amendment No. 10 to Capacity Purchase Agreement with Contractor;

WHEREAS, June 22, 2020, American entered into that certain Supplemental Agreement and Amendment No. 11 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 17, 2020, American entered into that certain Supplemental Agreement and Amendment No. 12 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 26, 2021, American entered into that certain Supplemental Agreement and Amendment No. 13 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 28, 2021, American entered into that certain Amendment No. 14 to Capacity Purchase Agreement with Contractor;

WHEREAS, on July 26, 2022, American entered into that certain Amendment No. 15 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 24, 2023, American entered into that certain Amendment No. 16 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 12, 2023, American entered into that certain Amendment No. 17 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 22, 2023, American entered into that certain Amendment No. 18 to Capacity Purchase Agreement with Contractor;

WHEREAS, [***];

WHEREAS, in consideration of the transactions contemplated by [***], it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	Notwithstanding anything to the contrary in Section 15 of Amendment No. 9, effective [***], Section 15 of Amendment No. 9 shall be amended as further described below:

a.	Clause b. of Section 15 of Amendment No. 9 shall be amended and restated to read as follows:

b.	Commencing as of [***], the tables below shall set forth [***]. [***]

b.	Clause d. of Section 15 of Amendment No. 9 shall be amended and restated to read as follows:

[***]

c.	Clause f. of Section 15 of Amendment No. 9 shall be amended and restated to read as follows:

[***]

2.

For the avoidance of doubt, (i) until the commencement of [***], Section 15 of Amendment No. 9 shall continue in full force and effect as written without giving effect to Section 1 of this Amendment and (ii) immediately following [***], Section 15 of Amendment No. 9 shall be reinstated and shall continue in full force and effect as written without giving effect to Section 1 of this Amendment.

3.

Effective as of [***], Annex 2 ([***]) to Schedule 7 ([***]) to the Capacity Purchase Agreement is hereby deleted in its entirety and replaced with Annex 2 ([***]) attached hereto. For the avoidance of doubt, (i) [***] Annex 2 ([***]) to Schedule 7 ([***]) to the Capacity Purchase Agreement in effect as of the Amendment No. 19 Effective Date (the [***]) shall continue in full force and effect as written without giving effect to this Section 3 and (ii) immediately following [***].

4.	American’s Notice information contained in Section 13.01 (Notices) to the Capacity Purchase Agreement is hereby amended and restated as follows:

If to American, to:

Attn: Managing Director - American Eagle

Strategy and Operations

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop 8D205

[***]

with copies delivered at the same address to the attention of:

Executive Vice President of American Eagle, Corporate Real Estate and Government Affairs

[***]

and

Senior Vice President and Deputy General Counsel

[***]

And if to American pursuant to Section 13.06(b), a copy of such Notice shall also be provided to:

Attn: Corporate Communications Department

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop DFW-SV08 8C.2S.060A

[***]

and

Attn: Managing Director - American Eagle

Strategy and Operations

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop 8D205

[***]

If to American pursuant to Exhibit D, to:

[***], with a copy delivered personally or by prepaid overnight confirmed delivery service to the attention of:

Data Privacy Officer

American Airlines, Inc.

1 Skyview Drive

MD8B503

Ft. Worth, TX 76155

5.

Each Party hereby acknowledges and represents to the other Party that after giving effect to the terms hereof, each representation and warranty of such Party contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment No. 19 Effective Date.

6.

Each of American and Contractor hereby agrees that except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement including the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement, shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

7.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 19 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s Nathan J. Gatten
	Name:	Nathan J. Gatten
	Title:	Executive Vice President of American Eagle, Corporate Real Estate and Government Affairs

REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name:	Joseph P. Allman
Title:	Senior Vice President, CFO

Signature Page – Amendment No. 19 to the Capacity Purchase Agreement

ANNEX 2

[***]

Annex-2